UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

C4 THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 200 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 231-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

C4 Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 15, 2021 (the “Annual Meeting”). The following is a summary of the matters voted on at that meeting.

a)

The stockholders of the Company elected each of Marc A. Cohen and Kenneth C. Anderson, M.D. as Class I directors, to hold office until the 2024 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The results of the stockholders’ vote with respect to the election of the Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Marc A. Cohen	18,698,647	5,098,189	5,351,963
Kenneth C. Anderson, M.D.	22,057,050	1,739,786	5,351,963

b)

The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to this ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
29,141,162	-	7,637	-

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 7.01 Regulation FD Disclosure.

On June 21, 2021, Company issued a press release entitled “C4 Therapeutics Presents Pre-clinical Data on CFT7455, a Novel IKZF1/3 Degrader for the Treatment of Hematologic Malignancies, at the 16th Annual International Conference on Malignant Lymphoma.”

On June 21, 2021, the Company also issued a press release entitled “C4 Therapeutics Announces Closing of Public Offering and Exercise in Full of the Underwriters’ Option to Purchase Additional Shares.”

A copy of the foregoing press releases is attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press Release dated June 21, 2021 (furnished herewith)
99.2	Press Release dated June 21, 2021 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: June 21, 2021	By:	/s/ Andrew Hirsch
Andrew Hirsch
President and Chief Executive Officer